Exhibit 10.41

2000 Gold Limited Partnership 2530 Corporate Pl Suite A210 Monterey Park, CA 97145	Telephone: 323 406 2388 Fax: 323 406 2391

AMENDMENT NO. 1 TO LEASE

THIS AMENDMENT No. 1 TO LEASE (“Amendment”) is entered into as of October 30, 2020 by and between   2000 Gold L.P., a California Limited Partnership (“Lessor”) and   STAAR SURGICAL COMPANY, a Delaware Corporation   (“Lessee”), with reference to the following:

R E C I T A L S

A.

Lessor and Lessee entered into that certain Industrial/Commercial Single-Tenant Lease Agreement dated August 10, 2017 (“the Agreement”), for the premises consisting of entire buildings comprised approximately 44,550 sqft located at 1911 Walker St & 1900 Myrtle Ave, Monrovia, California and more particularly described in the Agreement. Capitalized terms used herein and not defined have the meanings given them in the Agreement.

B.	The lease has a “Term” of 34 months, commencing January 1, 2018 and ending October 31, 2020 with an option to extend the term of the Agreement for one (1), additional three (3) year period.

C.	Lessor received a written notice dated March 10, 2020 from Lessee for exercising Lessee’s option to extend the term of the Agreement for an additional three (3) years.

Now THEREFORE, for receipt of good and valuable consideration the sufficiency of which us hereby acknowledge, Lessor and Lessee hereby agree as follows:

1.	Lease Term: The current Term of the Lease, as set forth in the Agreement, is hereby extended for a period of three (3) years, commencing November 1, 2020 and ending October 31, 2023.
2.	Counterparts: This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
3.	Full Force: Except as expressly set forth herein, the Agreement shall remain unmodified and in full force and effect.

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Exhibit 10.41

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and the year first written above.

LESSOR:       LESSEE:

2000 Gold L.P.        STAAR SURGICAL COMPANY

By:    /s/ Michael Tang                             By: /s/ Graydon C. Hansen

      Michael Tang, General Partner                        Name: Graydon C. Hansen

                                                                                Its:  Chief Manufacturing Officer

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